Exhibit 10.3

OMNIBUS WAIVER

OF

FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT,

AMENDED AND RESTATED LOAN SALE AGREEMENT,

HOME IMPROVEMENT LOAN PROGRAM AGREEMENT,

AND

LOAN SALE AGREEMENT

This OMNIBUS WAIVER OF FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT, AMENDED AND RESTATED LOAN SALE AGREEMENT, HOME IMPROVEMENT LOAN PROGRAM AGREEMENT, AND LOAN SALE AGREEMENT (this “Waiver”) made as of December 1, 2022 (the “Waiver Effective Date”) by and between Cross River Bank, an FDIC-insured New Jersey state-chartered bank (“Bank”), and Sunlight Financial LLC, a Delaware limited liability company (“Sunlight” and, together with Bank, the “Parties” and each a “Party”), waives certain terms of (a) that certain First Amended and Restated Loan Program Agreement, dated as of February 12, 2018, by and between Bank and Sunlight (as previously amended, restated, supplemented, or otherwise modified from time to time, the “Solar Program Agreement”), (b) that certain Amended and Restated Loan Sale Agreement, dated as of February 12, 2018, by and between Bank and Sunlight (as previously amended, restated, supplemented, or otherwise modified from time to time, the “Solar Loan Sale Agreement”; the Solar Loan Sale Agreement, together with the Solar Program Agreement, the “Solar Agreements” and each a “Solar Agreement”), (c) that certain Home Improvement Loan Program Agreement, dated as of January 29, 2019, by and between Bank and Sunlight (as previously amended, restated, supplemented, or otherwise modified from time to time, the “HI Program Agreement”), and (d) that certain Loan Sale Agreement, dated as of November 19, 2020, by and between Bank and Sunlight (as previously amended, restated, supplemented, or otherwise modified from time to time, the “HI Loan Sale Agreement”; the HI Loan Sale Agreement, together with the HI Program Agreement, the “HI Agreements” and each a “HI Agreement”; the HI Agreements, together with the Solar Agreements, the “Agreements” and each an “Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the applicable Agreements.

RECITALS

WHEREAS, each Agreement allow the parties thereto to waive any provisions of such Agreement by written agreement signed by the parties thereto;

WHEREAS, Sunlight has requested that Bank waive certain provisions of the Agreements;

WHEREAS, Bank has agreed to waive certain provisions in the Agreements;

NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows:

1.	WAIVERS OF THE AGREEMENTS

1.1.	Bank hereby waives any breach by Sunlight of, or any default by Sunlight under, the following provisions that has occurred, is occurring, or occurs, in each case, on or prior to January 31, 2023; however, if such breach by Sunlight of, or any default by Sunlight under, the following provisions (i) that has occurred prior to January 31, 2023 is still occurring after January 31, 2023, or (ii) occurs after January 31, 2023, then, in each such case, such breach or default shall no longer be waived (each, a “Subject Default”):

1.1.1.	Section 5.6(a) of the Solar Program Agreement and Section 2(a) of the Solar Loan Sale Agreement solely with respect Sunlight’s obligation to purchase Loans pursuant to Section 5.6(a) of the Solar Program Agreement.

1.1.2.	Section 5.6(a) of the HI Program Agreement and Section 2(a) of the HI Loan Sale Agreement solely with respect Sunlight’s obligation to purchase Loans pursuant to Section 5.6(a) of the HI Program Agreement.

1.1.3.	Sections 5.6(c)(i)(B) and 5.6(c)(ii) of the Solar Program Agreement and Section 2(a) of the Solar Loan Sale Agreement solely with respect Sunlight’s obligation to purchase Loans pursuant to Section 5.6(c)(i)(B) and 5.6(c)(ii) of the Solar Program Agreement.

1.1.4.	Section 5.6(b) of the HI Program Agreement and Section 2(a) of the HI Loan Sale Agreement solely with respect Sunlight’s obligation to purchase Loans pursuant to Section 5.6(b) of the HI Program Agreement.

1.1.5.	Section 9.3(a)(vii) of the Solar Program Agreement solely with respect to any Material Adverse Effect resulting from the occurrence of the Subject Defaults specified in clauses 1.1.1. or 1.1.3. hereof.

1.1.6.	Section 9.3(a)(vii) of the HI Program Agreement solely with respect to any Material Adverse Effect resulting from the occurrence of the Subject Defaults specified in clauses 1.1.2. or 1.1.4. hereof.

1.1.7.	Section 9.3(b) of the Solar Program Agreement solely with respect to any Termination Event resulting from the occurrence of the Subject Defaults specified in clauses 1.1.1, 1.1.3., or 1.1.5. hereof.

1.1.8.	Section 9.3(b) of the HI Program Agreement solely with respect to any Termination Event resulting from the occurrence of the Subject Defaults specified in clauses 1.1.2, 1.1.4., or 1.1.6 hereof.

1.2.	Bank hereby waives any consequence that has arisen, is arising, or arises under the following provisions, in each case, as a result of any Subject Default; however, if such consequence is still arising or arises under the following provisions after January 31, 2023, such consequence shall no longer be waived:

1.2.1.	Section 2.4(a) of the Solar Program Agreement solely with respect to Bank’s ability to sell Loans to a third party.

1.2.2.	Section 2.4(a) of the HI Program Agreement solely with respect to Bank’s ability to sell Loans to a third party.

1.2.3.	Sections 2.5(a) and 2.5(i) of the Solar Program Agreement solely with respect to a Tier 1 Concentration Event or a Tier 2 Concentration Event.

1.2.4.	Section 3.3(e) of the HI Program Agreement.

1.2.5.	Section 3.3(f) of the HI Program Agreement.

1.2.6.	Section 5.6 of the Solar Program Agreement solely with respect to Sunlight’s obligation in the final paragraph thereof to purchase Loans.

1.2.7.	Section 5.6 of the HI Program Agreement solely with respect to Sunlight’s obligation in the final paragraph thereof to purchase Loans.

1.2.8.	Section 8.1(a) of the Solar Program Agreement solely with respect to Bank’s right to terminate following a Termination Event arising under clauses (i), (ii), or (iii) thereof.

1.2.9.	Section 8.1(a) of the HI Program Agreement solely with respect to Bank’s right to terminate following a Termination Event arising under clauses (i), (ii), or (iii) thereof.

1.3.	Notwithstanding the foregoing, this Section 1 shall not constitute a waiver of any breach or default by Sunlight of any Agreement (other than the Subject Defaults), including, without limitation, any future breach or default under Sections 5.6 or 9.3 of the Program Agreements or Section 2(a) of the Loan Sale Agreements.

2.	EFFECTIVENESS OF THE AGREEMENTS

2.1.	From and after the effectiveness of this Waiver, references in each Agreement to “the Agreement” or words of similar effect, shall refer to such Agreement as amended by this Waiver.

2.2.	Except as expressly amended and modified by this Waiver, all terms and conditions set forth in each Agreement shall remain unmodified, binding, and in full force and effect. This Waiver as applied to each Agreement and the Administration Agreement collectively set forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Waiver, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Waiver. This Waiver may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Waiver by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Waiver.

2.3.	This Waiver shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Waiver to be duly executed as of the day and year first above written.

SUNLIGHT FINANCIAL LLC

By:	/s/ Rodney Yoder
Name:	Rodney Yoder
Title:	Chief Financial Officer

CROSS RIVER BANK

By:	/s/ Gilles Gade
Name:	Gilles Gade
Title:	Chief Executive Officer

By:	/s/ Arlen Gelbard
Name:	Arlen Gelbard
Title:	General Counsel